                                                                    EXHIBIT 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional.

    This document related to the exchange offers (the 'Exchange Offers') made by ATA Holdings Corp., an Indiana Corporation ('we,' the 'Company' or 'ATA Holdings'). The Exchange Offers are described in the prospectus dated May 10, 2004 (the 'prospectus'), and in this Letter of Transmittal (this 'Letter of Transmittal'). All terms and conditions contained in the prospectus are deemed to be incorporated in and form a part of this Letter of Transmittal. Therefore, you are urged to read the prospectus carefully. The terms and conditions contained in the prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to below as the 'Terms and Conditions.'

                             LETTER OF TRANSMITTAL
                               ATA HOLDINGS CORP.
                               Offers to Exchange
                       $163,064,000 Senior Notes due 2009
                           144A CUSIP No. 00209HAA9)
                       (Regulation S CUSIP No. U04643AA7)
             for a Like Amount of Registered Senior Notes due 2009
                                      and
                       $110,233,000 Senior Notes due 2010
                           (144A CUSIP No. 00209HAB7)
                       (Regulation S CUSIP No. U04643AB5)
                                      and
                           Pursuant to the Prospectus
                              Dated May 10, 2004

-------------------------------------------------------------------------------
  THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
  TIME, ON JUNE 11, 2004, UNLESS EXTENDED WITH RESPECT
  TO THE APPLICABLE SERIES OF NOTES (SUCH DATE AS THE SAME MAY
  BE EXTENDED, THE 'EXPIRATION DATE'). TENDERS OF EXISTING
  NOTES MAY NOT BE WITHDRAWN EXCEPT UNDER CERTAIN
  CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND IN ACCORDANCE
  WITH THE PROCEDURES DESCRIBED IN THE PROSPECTUS.
-------------------------------------------------------------------------------

                 The Exchange Agent for the Exchange Offers is:
                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

           By Mail:                   By Overnight Courier:                  By Hand:
  Wells Fargo Bank Northwest,      Wells Fargo Bank Northwest,      Wells Fargo Bank Northwest,
     National Association             National Association             National Association
299 S. Main Street, 12th Floor   299 S. Main Street, 12th Floor   299 S. Main Street, 12th Floor
   Salt Lake City, UT 84111         Salt Lake City, UT 84111         Salt Lake City, UT 84111
Attn: Corporate Trust Services   Attn: Corporate Trust Services   Attn: Corporate Trust Services
 (registered or certified mail
         recommended)
                                          By Facsimile:
                                         (801) 246-5053
                                      Confirm by Telephone:
                                         (801) 246-5630

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges that it has received and reviewed this Letter of Transmittal and the prospectus relating to (1) our offers to exchange registered Senior Notes due 2009 (the 'Registered 2009 Notes') for any and all of our outstanding Senior Notes due 2009 (the 'Private Exchange 2009 Notes') and registered Senior Notes due 2010 (the 'Registered 2010 Notes' and, together with the Registered 2009 Notes, the 'Registered Notes') for any and all of our outstanding Senior Notes due 2010 (the 'Private Exchange 2010 Notes' and, together with the Private Exchange 2009 Notes, the 'Private Exchange Notes'). This Letter of Transmittal and the prospectus together constitute our offers to exchange the Registered Notes for the Private Exchange Notes on the terms described in the prospectus, as the same may be amended or supplemented from time to time. The Company reserves the right, in its sole discretion, to extend, amend the terms or conditions of, or terminate the Exchange Offers. Capitalized terms used in this Letter of Transmittal and not defined herein are used as defined in the prospectus.

    This Letter of Transmittal is to be completed by a holder either if certificates are to be forwarded herewith or if a tender of certificates for Private Exchange Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ('DTC' or the 'Book-Entry Transfer Facility') pursuant to the procedures set forth in 'The Exchange Offers -- Book-Entry Transfer' section of the prospectus. See Instruction 1 hereto. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    List below the 2009 Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of 2009 Notes at issuance should be listed on a separate signed schedule affixed hereto.

                           DESCRIPTION OF 2009 NOTES

------------------------------------------------------------------------------------------------
                              NAME AND ADDRESS OF REGISTERED HOLDER

------------------------------------------------------------------------------------------------
              (1)                              (2)                              (3)
          CERTIFICATE
           NUMBER(S)*
------------------------------------------------------------------------------------------------

                                                                   AGGREGATE PRINCIPAL AMOUNT AT
                                  AGGREGATE PRINCIPAL AMOUNT AT        ISSUANCE OF 2009 NOTES
       DELIVERED HEREWITH             ISSUANCE OF 2009 NOTES                 TENDERED**
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                          Total:
------------------------------------------------------------------------------------------------
  * Need not be completed if 2009 Notes are being tendered by book-entry transfer.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the
    2009 Notes represented by the 2009 Notes indicated in column 2. See Instruction 2. 2009 Notes tendered hereby must be in denominations of $1,000 principal amount and any integral multiple thereof. See Instruction 1.
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
    [ ] CHECK HERE IF CERTIFICATES REPRESENTING TENDERED 2009
        NOTES ARE ENCLOSED HEREWITH.
    [ ] CHECK HERE IF TENDERED 2009 NOTES ARE BEING DELIVERED BY
        BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY
        THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY
        AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution ______________________________

        Account Number _____________________________________________

        Transaction Code Number _____________________________________

--------------------------------------------------------------------

    List below the 2010 Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of 2010 Notes at issuance should be listed on a separate signed schedule affixed hereto.

                           DESCRIPTION OF 2010 NOTES


------------------------------------------------------------------------------------------------
                              NAME AND ADDRESS OF REGISTERED HOLDER

------------------------------------------------------------------------------------------------
              (1)                              (2)                              (3)
          CERTIFICATE
           NUMBER(S)*
------------------------------------------------------------------------------------------------

                                                                   AGGREGATE PRINCIPAL AMOUNT AT
                                  AGGREGATE PRINCIPAL AMOUNT AT        ISSUANCE OF 2010 NOTES
       DELIVERED HEREWITH             ISSUANCE OF 2010 NOTES                 TENDERED**
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                          Total:
------------------------------------------------------------------------------------------------
  * Need not be completed if 2010 Notes are being tendered by book-entry transfer.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the
    2010 Notes represented by the 2010 Notes indicated in column 2. See Instruction 2. 2010 Notes tendered hereby must be in denominations of $1,000 principal amount and any integral multiple thereof. See Instruction 1.
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
    [ ] CHECK HERE IF CERTIFICATES REPRESENTING TENDERED 2010
        NOTES ARE ENCLOSED HEREWITH.

    [ ] CHECK HERE IF TENDERED 2010 NOTES ARE BEING DELIVERED BY
        BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY
        THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY
        AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution ________________________________

        Account Number _______________________________________________

        Transaction Code Number ______________________________________

----------------------------------------------------------------------

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Company the aggregate principal amount of Private Exchange 2009 Notes and Private Exchange 2010 Notes indicated in the tables above. Upon acceptance and subject to the preceding sentence, the undersigned hereby sells, assigns and transfers to the Company, or upon the order of the Company, all right, title and interest in and to such Private Exchange Notes as are being tendered pursuant to this Letter of Transmittal.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as an agent of the Company) with respect to such tendered Private Exchange Notes, with full power of substitution, and revocation (such power of attorney being deemed an irrevocable power coupled with an interest) among other things, to cause the Private Exchange Notes to be assigned, transferred and exchanged upon the terms and subject to the conditions of the Exchange Offers.

    The undersigned understands that the consummation of the Exchange Offers is subject to certain conditions set forth in the prospectus, and that the Exchange Offers will not be consummated if those conditions are not satisfied or waived.

    The undersigned understands that tenders of Private Exchange Notes pursuant to any of the procedures described in the prospectus and in the instructions in this Letter of Transmittal and acceptance of such Private Exchange Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of these Exchange Offers. For purposes of the Exchange Offers, the undersigned understands that validly tendered Private Exchange Notes or defectively tendered Private Exchange Notes with respect to which the Company has, or has caused to be, waived such defect will be deemed to have been accepted by the Company if, as and when we give oral or written notice of such acceptance to the Exchange Agent.

    The undersigned understands that the delivery and surrender of any Private Exchange Notes is not effective, and the risk of loss of the Private Exchange Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal or a copy thereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity including time of receipt and acceptance of tenders and withdrawals of Private Exchange Notes and deliveries of related consents will be determined by the Company, in our sole discretion, which determination shall be final and binding.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Private Exchange Notes, and to acquire Registered Notes issuable upon the exchange of such tendered Private Exchange Notes, and that, when such Private Exchange Notes are accepted for exchange, we will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by us. The undersigned hereby further represents and warrants that any Registered Notes acquired in exchange for Private Exchange Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Registered Notes, whether or not such person is the undersigned, that neither the holder of such Private Exchange Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of Private Exchange Notes or Exchange Notes, that neither the holder of such Existing Notes nor any such other person is an 'affiliate' of the Company as defined in Rule 405 under the Securities Act, and that neither the holder of such Existing Notes nor such other person is acting on behalf of any person who could not truthfully make the representations and warranties above.

    The representations and warranties and agreements of a holder tendering Private Exchange Notes shall be deemed to be repeated and reconfirmed on and as of the Expiration Date. For purposes of this

Letter of Transmittal, the 'beneficial owner' of any Private Exchange Notes shall mean any holder that exercises sole investment discretion with respect to such Private Exchange Notes.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be reasonably necessary to complete the sale, assignment and transfer of the Private Exchange Notes tendered pursuant to this Letter of Transmittal. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may not be withdrawn except under certain circumstances described in the prospectus and in accordance with the procedures described in the prospectus.

    Unless otherwise indicated herein in the box entitled 'Special Issuance Instructions' below, please issue the Registered Notes and, if applicable, substitute certificates representing Private Exchange Notes for any Private Exchange Notes not exchanged, to which the undersigned is entitled in the name of the undersigned or, in the case of a book-entry delivery of Private Exchange Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility.

    THE UNDERSIGNED, BY COMPLETING THE TABLES ENTITLED 'DESCRIPTION OF 2009 NOTES' AND 'DESCRIPTION OF 2010 NOTES' ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE 2009 NOTES AND 2010 NOTES AS SET FORTH IN SUCH TABLES ABOVE.

 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY
                                  TABLE ABOVE.

_______________________________________________________________________________

                          PLEASE SIGN HERE
             (TO BE COMPLETED BY ALL TENDERING HOLDERS)

        By completing, executing and delivering this Letter of Transmittal, subject to the terms and conditions of the Exchange Offers, the undersigned hereby tenders (A) the principal amount of the Private Exchange 2009 Notes listed above in the table labeled 'Description of 2009 Notes' under the column heading 'Principal Amount at Issuance of 2009 Notes Tendered' or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the 2009 Notes described in such table and
    (B) the aggregate principal amount of Private Exchange 2010 Notes listed above in the table labeled 'Description of 2010 Notes' under the column heading 'Principal Amount at Issuance of 2010 Notes Tendered' or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the 2010 Notes described in such table.

    X ________________________________________________________________, 2004

    X ________________________________________________________________, 2004
                       SIGNATURE(S) OF OWNER

    Area Code and Telephone Number _____________________________________________

        If a holder is tendering Private Exchange Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Private Exchange Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

    Name(s) ____________________________________________________________________

    ____________________________________________________________________________
                          (PLEASE TYPE OR PRINT)

    Capacity: __________________________________________________________________

    Address: ___________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

    Tax Identification No: _____________________________________________________

                        SIGNATURE GUARANTEE
                   (IF REQUIRED BY INSTRUCTION 3)

    Signature(s) Guaranteed by _________________________________________________

    an Eligible Institution: ___________________________________________________
                                           (AUTHORIZED SIGNATURE)

    ____________________________________________________________________________
                                                  (TITLE)

    ____________________________________________________________________________
                                              (NAME AND FIRM)

    Dated: , 2004 ______________________________________________________________

     (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 HEREIN.
                        SEE INSTRUCTION 5.)
_______________________________________________________________________________

__________________________________________________

          SPECIAL ISSUANCE INSTRUCTIONS
          (SEE INSTRUCTIONS 3, 4 AND 6)

        To be completed ONLY if certificates
    for Private Exchange Notes not exchanged and/or Registered Notes in respect of the Private Exchange Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above, or if Private Exchange Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer
    Facility other than the account indicated above.

    Issue: (please check one or more)
    [ ] Registered Notes
    [ ] 2009 Notes
    [ ] 2010 Notes
    [ ] Check
    in the name of:

    Name(s) ______________________________________
             (PLEASE TYPE OR PRINT)

    ______________________________________________
             (PLEASE TYPE OR PRINT)

    Address ______________________________________

    ______________________________________________

    ______________________________________________
                   (ZIP CODE)

    ______________________________________________
         (COMPLETE SUBSTITUTE FORM W-9)

    [ ] Credit unexchanged Private Exchange
        Notes delivered by book-entry
        transfer to the Book-Entry Transfer
        Facility account set forth below.

    ______________________________________________

          (BOOK-ENTRY TRANSFER FACILITY
         ACCOUNT NUMBER, IF APPLICABLE)


__________________________________________________

       SPECIAL ISSUANCE INSTRUCTIONS
       (SEE INSTRUCTIONS 3, 4 AND 6)

     To be completed ONLY if certificates
 for Private Exchange Notes not exchanged and/or Registered Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this
 Letter of Transmittal above or to such
 person or persons at an address other
 than shown in the tables entitled
 'Description of 2009 Notes' and
 'Description of 2010 Notes' on
 this Letter of Transmittal above.

 Mail: (please check one or more)
 [ ] Registered Notes
 [ ] 2009 Notes
 [ ] 2010 Notes
 [ ] Check
 to:

 Name(s) _________________________
          (PLEASE TYPE OR PRINT)

 _________________________________
          (PLEASE TYPE OR PRINT)

 Address _________________________

 _________________________________

 _________________________________
                (ZIP CODE)

__________________________________________________

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR PRIVATE EXCHANGE NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO
5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

                             LETTER OF TRANSMITTAL
                               ATA HOLDINGS CORP.
                               Offers to Exchange
                       $163,064,000 Senior Notes due 2009
                           (144A CUSIP No. 00209HAA9)
                       (Regulation S CUSIP No. U04643AA7)
             for a Like Amount of Registered Senior Notes due 2009
                                      and
                       $110,233,000 Senior Notes due 2010
                           (144A CUSIP No. 00209HAB7)
                       (Regulation S CUSIP No. U04643AB5)
                                      and
                           Pursuant to the Prospectus
                               Dated May 10, 2004

    1. Delivery of this Letter of Transmittal and Private Exchange Notes. This Letter of Transmittal is to be completed by holders of Private Exchange Notes either if certificates are to be forwarded pursuant to this Letter of Transmittal or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in 'The Exchange Offers -- Book-Entry Transfer' section of the Prospectus. Certificates for all physically tendered Private Exchange Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be mailed or delivered to the Exchange Agent at the address set forth in this Letter of Transmittal on or prior to 5:00 p.m., New York City time, on the Expiration Date. Private Exchange Notes, tendered pursuant to this Letter of Transmittal must be in denominations of $1,000 principal amount at issuance and any integral multiple thereof.

    The method of delivery of this Letter of Transmittal, the Private Exchange Notes and all other required documents is at the election and risk of the tendering holders, and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Private Exchange Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Private Exchange Notes, Letter of Transmittal or other required documents should be sent to the Company.

    All questions as to the validity, form, eligibility and time of receipt of the tendered Private Exchange Notes will be determined by the Company in the Company's sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Private Exchange Notes not properly tendered or any Private Exchange Notes which, if accepted, would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to particular Private Exchange Notes.

    See 'The Exchange Offers' section of the prospectus.

    2. Partial Tenders (not applicable to holders who tender by book-entry transfer). If holders wish to tender with respect to less than the entire principal amount evidenced by any Private Exchange 2009 Notes and Private Exchange 2010 Notes submitted, such holders must fill in the principal amount or accreted value that is to be tendered in the table above labeled 'Description of the 2009 Notes' under the column heading 'Principal Amount at Issuance of 2009 Notes Tendered' and in the table above labeled 'Description of 2010 Notes' under the column heading 'Principal Amount at Issuance of 2010

Notes Tendered.' In the case of a partial tender of Private Exchange Notes, as soon as practicable after the consummation of the Exchange Offers, new certificates for the remainder of Private Exchange Notes that were evidenced by such holder's old certificates will be sent to such holder, unless otherwise provided in the appropriate table of this Letter of Transmittal. The entire principal amount or accreted value that is represented by tendered Private Exchange Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated.

    3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Private Exchange Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

    If any tendered Private Exchange Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

    If any tendered Private Exchange Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

    When this Letter of Transmittal is signed by the registered holder or holders of the Private Exchange Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Private Exchange Notes are to be issued, or any untendered Private Exchange Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

    ENDORSEMENTS ON CERTIFICATES FOR PRIVATE EXCHANGE NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY ANY MEMBER FIRM OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR AN 'ELIGIBLE GUARANTOR INSTITUTION' WITHIN THE MEANING OF RULE L7AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH, AN 'ELIGIBLE INSTITUTION').

    SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED PRIVATE EXCHANGE NOTES ARE TENDERED: (1) BY A REGISTERED HOLDER OF PRIVATE EXCHANGE NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFERS, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH EXISTING NOTES) WHO HAS NOT COMPLETED THE TABLE ENTITLED 'SPECIAL ISSUANCE INSTRUCTIONS' OR 'SPECIAL DELIVERY INSTRUCTIONS' IN THIS LETTER OF TRANSMITTAL OR (2) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

    4. Special Issuance and Delivery Instructions. Tendering holders of Private Exchange Notes should indicate in the applicable table the name and address to which (1) Registered Notes issued pursuant to the Exchange Offers and/or (2) any substitute certificates evidencing Private Exchange Notes not exchanged if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Private Exchange Notes by book-entry transfer may request that Private Exchange Notes not exchanged be credited to such account maintained at the

Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Private Exchange Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

    5. Taxpayer Identification Number. Federal income tax law generally requires that a tendering holder whose Private Exchange Notes are accepted for exchange must provide us (as payor), or the Paying Agent designated by us to act on our behalf, with such holder's correct Taxpayer Identification Number ('TIN') on Substitute Form W-9 below which, in the case of a tendering holder who is an individual, is his or her social security number. If we are not provided with the current TIN or an adequate basis for an exemption from backup, withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Registered Notes may result in backup withholding in an amount equal to 28% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

    Exempt holders of Private Exchange Notes (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements.

    To prevent backup withholding, each tendering holder of Private Exchange Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN) and that (1) the holder is exempt from backup withholding, or (2) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Private Exchange Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. This form may be obtained from the Exchange Agent. If the Private Exchange Notes are in more than one name or are not in the name of the actual owner, such holder should consult the Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the 'W-9 Guidelines') for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write 'applied for' in lieu of its TIN. Please note that checking this box and writing 'applied for' on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

    6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Private Exchange Notes to the Company or the Company's order pursuant to the Exchange Offers. If, however, Registered Notes and/or substitute Private Exchange Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of Private Exchange Notes tendered pursuant to this Letter of Transmittal, or if tendered Private Exchange Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Private Exchange Notes to the Company or the Company's order pursuant to the Exchange Offers, the amount of any such transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE PRIVATE EXCHANGE NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

    7. Waiver of Conditions. We reserve the absolute right to waive satisfaction of any or all conditions with respect to either or both Exchange Offers enumerated in the prospectus.

    8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Private Exchange Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Private Exchange Notes for exchange.

    Neither the Company, the Exchange Agent, nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Private Exchange Notes nor shall any of them incur any liability for failure to give any such notice.

    9. Mutilated, Lost, Stolen or Destroyed Existing Notes. Any holder whose Private Exchange Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address and telephone numbers indicated herein for further instructions.

    10. Withdrawal Rights. Tenders of Private Exchange Notes may not be withdrawn except under certain circumstances described in the prospectus and in accordance with the procedures described in the prospectus.

    11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address and telephone numbers indicated herein.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

---------------------------------------------------------------------------------------------------------------------
                                                   PAYOR'S NAME:
                         WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, AS PAYING AGENT
---------------------------------------------------------------------------------------------------------------------

  SUBSTITUTE

  FORM W-9

  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE
  PAYER'S REQUEST FOR
  TAXPAYER IDENTIFICATION
  NUMBER ('TIN') AND
  CERTIFICATION


                               PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT             TIN:
                               AND CERTIFY BY SIGNING AND DATING BELOW
                                                                                        Social Security Number
                                                                                                  OR
                                                                                        Employer Identification
                                                                                                Number
                               PART 2 -- TIN Applied forTM
                               CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                               (1) the number shown on this form is my correct Taxpayer Identification Number (or
                                   I am waiting for a number to be issued to me),
                               (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                                   Service (the 'IRS') that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and
                               (3) any other information provided in this form is true and correct.

                               SIGNATURE ________________________________________________________________________

                               DATE _____________________________________________________________________________


  You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
---------------------------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

-----------------------------------------------------------------------------
       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
    (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
    International Revenue Service Center or Social Security
    Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28 percent of all reportable payments made to me will be withheld until I provide a number.

    Signature ____________________________  Date ____________________________

-----------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS.

________________________________________________________________________________

                 The Exchange Agent for the Exchange Offers is:

                          WELLS FARGO BANK NORTHWEST,
                              NATIONAL ASSOCIATION

             By Mail:                    By Overnight Courier:                     By Hand:
   Wells Fargo Bank Northwest,        Wells Fargo Bank Northwest,        Wells Fargo Bank Northwest,
       National Association               National Association             Association Association
  299 S. Main Street, 12th Floor     299 S. Main Street, 12th Floor     299 S. Main Street, 12th Floor
     Salt Lake City, UT 84111           Salt Lake City, UT 84111           Salt Lake City, UT 84111
  (registered or certified mail      Attn: Corporate Trust Services     Attn: Corporate Trust Services
           recommended)

                                             By Facsimile:
                                             (801) 246-5053
                                         Confirm by Telephone:
                                             (801) 246-5630












              DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE,
                     WILL NOT CONSTITUTE A VALID DELIVERY.










________________________________________________________________________________